UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2019

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITYHOLDERS

On August 29, 2019, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Carrols Restaurant Group, Inc. (the “Company”), the Company’s stockholders approved the  conversion of all of the Company’s outstanding shares of Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), into shares of the Company’s common stock by removal of the restriction that prohibits such conversion (“Stockholder Approval”) as more fully described below in “Item 5.07 Submission of Matters To A Vote of Security Holders” which is incorporated by reference into this Item 3.03. Pursuant to the terms of the Certificate of Designations of the Series C Preferred Stock, 10,000 shares of Series C Preferred Stock, representing all of the outstanding shares of Series C Preferred Stock, automatically converted into 7,450,402 shares of the Company’s common stock upon Stockholder Approval on August 29, 2019.

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 29, 2019, the Company amended the Company’s Amended and Restated Certificate of Incorporation, as amended, amending the Certificate of Designation of the Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) to modify the definition of “Director-Step Down Date” and “Director Cessation Date”. The text of the changes to the definitions of “Director-Step Down Date” and “Director Cessation Date” in the Series B Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated by reference herein.

On August 29, 2019, the Company amended (i) Article NINTH, Section (A) of the Company’s Amended and Restated Certificate of Incorporation, as amended, and (ii) Article II, Section 2 of the Company’s Amended and Restated Bylaws, as amended, to eliminate the ability of a majority of the Company’s entire board of directors to remove directors for cause. The text of the changes to Article NINTH, Section A of the Company’s Amended and Restated Certificate of Incorporation, as amended, and Article II, Section 2 of the Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.2 and Exhibit 3.3, respectively, and incorporated by reference herein.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 29, 2019, the Company held the Annual Meeting of Stockholders.

At the Annual Meeting, stockholders (i) re-elected Daniel T. Accordino and Matthew Perelman as Class I directors, to serve three year terms that expire at the Company’s 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) voted to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers as described in Proxy Statement under “Executive Compensation”, (iii) voted to approve the conversion of the Company’s outstanding Series C Preferred Stock into shares of the Company’s common stock by removal of the restriction that prohibits such conversion, (iv) voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, amending the Series B Certificate of Designation to modify the definition of “Director-Step Down Date” and “Director Cessation Date”, (v) voted to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to eliminate the ability of a majority of the Company’s entire board of directors to remove directors for cause, (vi) voted to approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, of Carrols Holdco Inc., the Company’s wholly-owned subsidiary, to remove a provision that requires the vote of stockholders of the Company, in addition to the vote of the Company (as sole stockholder) in order for Carrols Holdco Inc. to take certain actions and (vii) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Class I Directors, Daniel T. Accordino and Matthew Perelman.

Name	For	Against	Abstain	Broker Non-Vote
Daniel T. Accordino	42,071,501	2,754,511	7,153	3,854,200
Matthew Perelman	42,303,436	2,518,861	10,868	3,854,200

Proposal 2. Approval, on an advisory basis, of a resolution approving the compensation of the Company’s Named Executive Officers as described in Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
41,277,538	1,597,512	1,958,115	3,854,200

Proposal 3. Approval of the conversion of the Company’s outstanding Series C Convertible Preferred Stock into shares of the Company’s common stock by removal of the restriction that prohibits such conversion.

For	Against	Abstain	Broker Non-Vote
37,391,595	65,845	11,312	3,854,200

Proposal 4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, amending the Certificate of Designation of the Series B Convertible Preferred Stock to modify the definition of “Director-Step Down Date” and “Director Cessation Date”.

For	Against	Abstain	Broker Non-Vote
41,011,095	3,796,925	25,145	3,854,200

Proposal 5. Amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to eliminate the ability of a majority of the Company’s entire board of directors to remove directors for cause.

For	Against	Abstain	Broker Non-Vote
43,918,716	903,180	11,269	3,854,200

Proposal 6. Approval of an amendment to the Amended and Restated Certificate of Incorporation, as amended, of Carrols Holdco Inc., the Company’s wholly-owned subsidiary, to remove a provision that requires the vote of stockholders of the Company, in addition to the vote of the Company (as sole stockholder) in order for Carrols Holdco Inc. to take certain actions.

For	Against	Abstain	Broker Non-Vote
44,669,118	150,197	13,850	3,854,200

Proposal 7. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

For	Against	Abstain
48,524,297	155,518	7,550

Additionally, on August 29, 2019, the holder of all of the outstanding shares of the Company’s Series B Convertible Preferred Stock voted to re-elect directors José E. Cil and Matthew Dunnigan to the Company’s Board of Directors. Messrs. Cil and Dunnigan each will serve as a Class B Director for a one year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2020 or until their respective successors shall have been elected and shall qualify.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1	Amendment to Company’s Certificate of Designation of the Series B Convertible Preferred Stock
3.2	Amendment to Section (A) of Article NINTH of the Company’s Amended and Restated Certificate of Incorporation, as amended
3.3	Amendment to Article II, Section 2 of the Company’s Amended and Restated Bylaws, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: September 5, 2019	By:	/s/ William E. Myers
Name: William E. Myers Title: Vice President, General Counsel and Secretary